EXHIBIT 32.1

NEW GLOBAL ENERGY, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual  Report of New Global Energy, Inc.  (the Company) on Form 10-K  for the period  ended December 31, 2013 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Perry West,  Chief  Executive  Officer and Chief  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

A signed  original of this  written  statement  required by Section 906 has been provided  to  New Global Energy, Inc.  and will be  retained  by  New Global Energy, Inc.  and furnished to the Securities and Exchange Commission or its staff upon request.

May 20, 2014

/s/ Perry West
___________________
Perry West
Chief Executive Officer and
Chief Financial Officer